                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                           LIBERTY SELF-STOR, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[LIBERTY LOGO]




                                                                  April 25, 2003




Dear Stockholder:

         You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Liberty Self-Stor, Inc., on Thursday, June 12, 2003, starting at 10:00 A.M. local time at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114.

         As more fully described in the attached Notice of Annual Meeting and the accompanying Proxy Statement, the principal business to be addressed at the meeting is the election of directors and ratification of the appointment of Grant Thornton LLP as our independent auditors for this year.

         In addition, our management will report on our results and will be available to respond to your questions.

         Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the Annual Meeting even if you have returned a proxy card.

         On behalf of the directors and management of Liberty Self-Stor, Inc., we would like to thank you for your support and confidence and look forward to seeing you at the meeting.

                                           Sincerely,

                                           /s/ Richard M. Osborne
                                           ------------------------------
                                           RICHARD M. OSBORNE
                                           Chairman of the Board and
                                           Chief Executive Officer

                             LIBERTY SELF-STOR, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2003

TO THE STOCKHOLDERS OF LIBERTY SELF-STOR, INC.:

         The Annual Meeting of the Stockholders of Liberty Self-Stor, Inc., a Maryland corporation, will be held on Thursday, June 12, 2003, at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114, beginning at 10:00 A.M. local time, for the following purposes:

         1. To elect five directors to serve for a one year term until the next annual meeting or until their successors are duly elected and qualified;

         2. Ratification of the appointment of Grant Thornton LLP as our independent auditors; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on April 21, 2003, are entitled to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.


                                          By Order of the Board of Directors,


                                          /s/ Marc C. Krantz
                                          -------------------------------------
                                          MARC C. KRANTZ
                                          Secretary

                             LIBERTY SELF-STOR, INC.
                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors to be used at the 2003 Annual Meeting of Stockholders to be held on Thursday, June 12, 2003, and any postponements or adjournments of the meeting.

         This Proxy Statement and the accompanying Chairman's Letter, Notice and Proxy Card, together with our annual report on Form 10-KSB for the year ended December 31, 2002, are being sent to our stockholders beginning on or about April 28, 2003.

                              QUESTIONS AND ANSWERS

Q:       WHEN AND WHERE IS THE ANNUAL MEETING?
A: Our 2003 Annual Meeting of Stockholders will be held on Thursday, June 12, 2003, at 10:00 A.M. local time, at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114.


Q:       WHAT ARE STOCKHOLDERS VOTING ON?
A:       - Re-election of five directors-- Steven A. Calabrese, Mark D. Grossi,
           Marc C. Krantz, Richard M. Osborne and Thomas J. Smith, and
         - Ratification of the appointment of Grant Thornton LLP as our independent auditors.

         If a proposal other than the listed proposals are presented at the annual meeting, your signed proxy card gives authority to Thomas J. Smith and Marc C. Krantz to vote on any additional proposal.


Q:       WHO IS ENTITLED TO VOTE?
A: Stockholders as of the close of business on April 21, 2003, the record date, are entitled to vote at the annual meeting. Each share of common stock is entitled to one vote.


Q:       HOW DO STOCKHOLDERS VOTE?
A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you do not mark any selections, your proxy card will be voted in favor of the proposals. You have the right to revoke your proxy any time before the meeting by:
         - notifying our Corporate Secretary,
         - voting in person, or
         - returning a later-dated proxy.

         If you return your signed proxy card, but do not indicate your voting preferences, Thomas J. Smith and Marc C. Krantz will vote FOR the proposals on your behalf.

Q:       WHO WILL COUNT THE VOTE?
A: Representatives of Registrar and Transfer Company, our transfer agent, will tabulate the votes. Jeffery J. Heidnik and Sherry L. Kirchenbauer will be responsible for reviewing the vote count as inspectors of election.


Q: WHAT SHARES ARE INCLUDED ON THE PROXY CARD AND WHAT DOES IT MEAN IF A STOCKHOLDER GETS MORE THAN ONE PROXY CARD?
A: The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.


Q:       WHAT CONSTITUTES A QUORUM?
A: As of the record date, 3,082,669 shares of our common stock were outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of adopting proposals at the annual meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. If you are present or represented by a proxy at the annual meeting and you abstain, your abstention will have the same effect as a vote against such proposal. "Broker non-votes" will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A "broker non-vote" occurs when a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote on a particular matter.


Q:       WHO CAN ATTEND THE ANNUAL MEETING?
A:       All stockholders as of the record date, April 21, 2003, can attend.


Q:       WHAT PERCENTAGE OF STOCK DO THE DIRECTORS AND OFFICERS OWN?
A: Together, they own approximately 76.5% of our common stock as of the record date. (See pages 10 and 11 of this proxy statement for more details.)


Q:       WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?
A:       - Richard M. Osborne, our Chairman of the Board and Chief Executive
           Officer, as the sole manager of Turkey Vulture Fund XIII, Ltd. and the sole shareholder of Retirement Management Company beneficially owns 7,355,164 shares of our common stock, or 72.5%, as of the record date. Mr. Osborne's beneficial ownership includes limited partnership interests in our operating partnership that are convertible into 7,057,820 shares of our common stock.
         - Steven A. Calabrese, a director, beneficially owns 290,265 shares of our common stock, or 9.4%, as of the record date.

Q:       WHEN IS A STOCKHOLDER PROPOSAL DUE FOR THE NEXT ANNUAL MEETING?
A: In order to be considered for inclusion in next year's proxy statement, stockholder proposals must be submitted in writing by December 31, 2003, to Marc C. Krantz, Secretary, Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060, and must be in accordance with the requirements of our Bylaws and the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. (See page 13 of this proxy statement for more details.)


Q: HOW DOES A STOCKHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF LIBERTY SELF-STOR, INC.?
A: Any stockholder may recommend any person as a nominee for director by writing to Marc C. Krantz, Secretary, Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060. Recommendations for next year's annual meeting must be received no earlier than March 14, 2004, and no later than April 13, 2004, and must be in accordance with the requirements of our Bylaws. (See pages 13 and 14 of this proxy statement for more details.)


Q:       WHO PAYS FOR THE SOLICITATION EXPENSES?
A: The expense of soliciting proxies, including the cost of preparing, printing and mailing the proxy materials, will be paid by us. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone and by facsimile, and we may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by our directors, officers and employees.

                                  PROPOSAL ONE:
                            RE-ELECTION OF DIRECTORS

         At this annual meeting, five directors are to be elected to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. Nominees for re-election this year are Steven A. Calabrese, Mark D. Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J. Smith. Each has consented to serve until the next annual meeting or until his successor is duly elected and qualified. See page 6 for more information.

         If any director to be elected is unable to stand for re-election, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director. We need the affirmative vote of the holders of a plurality of the shares of our common stock present or represented by proxy at the annual meeting to elect directors. Abstentions and votes withheld for directors will have the same effect as votes against.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR MESSRS. CALABRESE, GROSSI, KRANTZ, OSBORNE AND SMITH.

                                  PROPOSAL TWO:
          RATIFICATION OF GRANT THORNTON AS INDEPENDENT PUBLIC AUDITORS

         We appointed Grant Thornton LLP to serve as our independent auditors in August 2002. Representatives of Grant Thornton have direct access to members of our audit committee and regularly attend its meetings. Representatives of Grant Thornton will attend the annual meeting to answer appropriate questions and make a statement if they desire. In 2002, our audit committee reviewed all services provided by Grant Thornton to ensure that they were within the scope previously approved by the audit committee.

         Although our Bylaws do not require the selection of independent auditors to be submitted to stockholders for approval, this selection is being presented to you for ratification or rejection at the annual meeting. We need the affirmative vote of the majority of shares present or represented by proxy and entitled to vote at the meeting in order to ratify Grant Thornton as our independent auditors for the fiscal year ending December 31, 2003. If the resolution is rejected, or if Grant Thornton declines to act or becomes incapable of action, or if the Board decides in its discretion to discontinue the employment of Grant Thornton, the Board will appoint other independent auditors whose continued employment after the next annual meeting of stockholders will be subject to ratification by you.

         THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE RATIFICATION OF GRANT THORNTON AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                               BOARD OF DIRECTORS

         Certain information about the nominees to be elected by the holders of our common stock is set forth below.

NAME                            AGE                             POSITION                           DIRECTOR SINCE
----                            ---                             --------                           --------------
Richard M. Osborne               57    Chairman, Chief Executive Officer and Director                  1998
Thomas J. Smith                  59    President, Chief Operating Officer and Director                 1998
Marc C. Krantz                   42    Secretary and Director                                          1998
Steven A. Calabrese              41    Director                                                        1998
Mark D. Grossi                   49    Director                                                        1998


         Richard M. Osborne has been Chairman of the Board, Chief Executive Officer and a director of Liberty since September 1998. Mr. Osborne is President and Chief Executive Officer of OsAir, Inc., a company he founded in 1963, which operates as a property developer and manufacturer of industrial gases for pipeline delivery. Mr. Osborne is the sole manager of Turkey Vulture Fund XIII, Ltd., which began operating in January 1995 to acquire, hold, sell or otherwise invest in all types of securities and other investments. He is also a director and Vice Chairman of the Board of GLB Bancorp, Inc., a publicly-held bank holding company.

         Thomas J. Smith has been President, Chief Operating Officer and a director of Liberty since September 1998. From April 1, 1996 to December 29, 1999, Mr. Smith served as the Executive Operating Manager of Liberty Self-Stor, Ltd. Mr. Smith has been President of Retirement Management Company since 1992. Mr. Smith also serves as a director of GLB Bancorp, Inc.

         Marc C. Krantz has been Secretary and a director of Liberty since September 1998. Mr. Krantz is the managing partner of the law firm of Kohrman Jackson & Krantz P.L.L. and has been with the firm since 1992.

         Steven A. Calabrese has been a director of Liberty since September 1998. Mr. Calabrese serves as managing partner of Calabrese, Racek and Markos, Inc., CRM Construction, Inc. and CRM Environmental Services, Inc., firms that specialize in evaluation, management, construction and environmental assessment services for commercial and industrial real estate.

         Mark D. Grossi has been a director of Liberty since September 1998. Mr. Grossi is currently Executive Vice President and a director of Charter One Financial, Inc., a publicly-traded bank holding company, and Executive Vice President and Chief Retail Banking Officer of its subsidiary, Charter One Bank. Mr. Grossi also serves as a director of JB Oxford Holdings, Inc., a publicly-held brokerage company. Prior to 1993, Mr. Grossi held various senior executive positions with Charter One Bank and its predecessor.

DIRECTOR COMPENSATION

         In 2002, Messrs. Calabrese and Grossi waived their customary directors' fees of $5,000 per year and $250 for each board meeting. Messrs. Krantz, Osborne and Smith receive no compensation as directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         Based solely on its review of copies of reports furnished to Liberty or written representations that no reports were required, we believe that all
Section 16(a) filing requirements were met in 2002.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         In 2002, the Board of Directors met twice and acted by written consent twice. During 2002, all members of the Board of Directors, except Mr. Grossi, participated in at least 75% of all Board meetings.

         The compensation committee is currently comprised of Messrs. Calabrese and Grossi. The compensation committee establishes the compensation of our executive officers and administers Liberty's 1999 Stock Option and Award Plan. The compensation committee did not meet in 2002.

         A description of the audit committee is contained in the following audit committee report.


                             AUDIT COMMITTEE REPORT

         In accordance with its written charter that was approved and adopted by the Board of Directors, our audit committee assists the Board in fulfilling its responsibility of overseeing the quality and integrity of our accounting, auditing and financial reporting practices. The audit committee, which is currently comprised of Messrs. Calabrese and Grossi, met once in 2002. Both members attended this meeting. The audit committee's current composition satisfies the regulations of the National Association of Securities Dealers ("NASD") governing audit committee composition, including the requirement that all audit committee members be "independent directors" as defined in applicable NASD regulations.

         In connection with our December 31, 2002, audited financial statements, the audit committee reviewed and discussed the financial statements with management. The audit committee also discussed with our independent auditors, Grant Thornton LLP, the matters required by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

         In discharging its oversight responsibility as to the audit process, the audit committee obtained from our independent auditors a formal written statement describing all relationships between the independent auditor and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence. In considering the auditors' independence, the audit committee also considered whether the non-audit services performed by the auditors on our behalf were compatible with maintaining the independence of the auditors.

         Based on the audit committee's review and discussions with management and our independent auditors, the audit committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                                                 AUDIT COMMITTEE
                                                             STEVEN A. CALABRESE
                                                                  MARK D. GROSSI


CHANGE IN INDEPENDENT ACCOUNTANT

         Liberty filed with the Securities and Exchange Commission a Current Report on Form 8-K under Item 4 on August 6, 2002, relating to the change in our independent public accountants from Arthur Andersen LLP, who has ceased operations, to Grant Thornton LLP. We have not had any disagreement with our independent certified public accountants on accounting or financial disclosures required to be made under rules of the Securities and Exchange Commission.

PRINCIPAL ACCOUNTING FIRM FEES

         The following table sets forth the aggregate fees billed to us in 2002, and for the audit of our 2002 annual financial statements, by our principal accounting firm, Grant Thornton LLP:

Audit fees                                                     $45,330.54

Financial information systems design                                   --
and implementation fees

All other fees, including fees for tax consulting,                     --
permitted internal audit outsourcing and other non-audit services

Total fees                                                     $45,330.54

         Representatives of Grant Thornton will attend the annual meeting to answer appropriate questions and make statements if they desire. The audit committee will review the scope of any audit and other assignments given to our auditors to assess whether such assignments would affect their independence.

                               EXECUTIVE OFFICERS

         Set forth below are the names, ages, positions and certain other information concerning our current executive officers:

         NAME                                           AGE               POSITION
         ----                                           ---               --------
         Richard M. Osborne (1)..................       57     Chairman of the Board, Chief Executive
                                                               Officer and Director
         Thomas J. Smith (1).....................       59     President, Chief Operating Officer and
                                                               Director
         Sherry L. Kirchenbauer..................       34     Chief Financial Officer and Assistant
                                                               Secretary
         Jeffery J. Heidnik......................       41     Vice President of Operations

-----------

(1) Biographical information for Messrs. Osborne and Smith can be found under "Board of Directors."

         Sherry L. Kirchenbauer has been Chief Financial Officer and Assistant Secretary of Liberty since December 1999. Prior to joining Liberty, Ms. Kirchenbauer was controller from 1997 to 1999 for Interpak, a plastics manufacturing company. In addition, Ms. Kirchenbauer served as accounting manager from 1992 to 1997 for LaRich Distributors, which has real estate interests in apartment buildings and shopping centers.

         Jeffrey J. Heidnik has been Vice President of Operations of Liberty since December 1999. Mr. Heidnik has worked for Mr. Osborne since 1980. In 1986, he began building and managing self-storage projects for Mr. Osborne and gradually assumed total responsibility for managing the operations of the storage sites.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation paid by us to our President and Chief Operating Officer. No other officer earns more than $100,000 annually.

                                                      ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                                    -----------------------                  AWARDS
                  NAME AND                          FISCAL                           SECURITIES UNDERLYING
              PRINCIPAL POSITION                     YEAR         SALARY                  OPTIONS
              ------------------                    ------        ------            ----------------------
             Thomas J. Smith                        2002         $125,000                   --
             President and Chief                    2001          125,000                   --
             Operating Officer                      2000          125,000                   --

OPTION GRANTS IN 2002

         No options were granted during the fiscal year ended December 31, 2002.

OPTION VALUES AT YEAR-END 2002

         The following table summarizes information with respect to the number of unexercised options held by our executive officers as of December 31, 2002. The exercise price of $0.56 per share for all such options exceeded the last sale price of our common stock on December 31, 2002. No executive officer exercised any options in 2002.


                                                 NUMBER OF SHARES UNDERLYING UNEXERCISED
                           NAME                        OPTIONS AT DECEMBER 31, 2002
              --------------------------------   ---------------------------------------
                                                 Exercisable              Unexercisable
              Thomas J. Smith                      100,000                   -0-
              -----------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

         We are a party to a two year employment agreement with Mr. Smith, which commenced on December 28, 1999, and contains automatic one-year renewal periods. Mr. Smith receives an annual salary of $125,000, bonuses at the discretion of our Board of Directors, and the use of a company car.


                             PRINCIPAL STOCKHOLDERS

         The following table sets forth the amount and nature of the beneficial ownership of our common stock as of April 21, 2003 by:

         - each person known by us to own more than 5% of the outstanding shares based upon filings made with the SEC,
         -  each director,
         -  each executive officer, and
         -  all our directors and executive officers as a group.

                                                              BENEFICIAL OWNERSHIP (1)
                                --------------------------------------------------------------------------------
                                                                CONVERTIBLE
          NAME AND ADDRESS (2)     SHARES      OPTIONS (3)       SECURITIES          TOTAL        PERCENT
----------------------------------------------------------------------------------------------------------------
Richard M. Osborne               297,344 (4)          --           7,057,820 (5)   7,355,164       72.5%

Retirement Management Company
8500 Station Street, Suite 113
Mentor, Ohio 44060                    --                --         1,869,292 (6)   1,869,292       37.7%

Turkey Vulture Fund XIII, Ltd.
8500 Station Street, Suite 113
Mentor, Ohio 44060               297,344 (4)            --                --         297,344        9.6%

Steven A. Calabrese              290,265                --                --         290,265        9.4%

Thomas J. Smith                       --           100,000            49,753 (7)     149,753        4.6%

Mark D. Grossi                    51,050                --                --          51,050        1.7%

Sherry L. Kirchenbauer             5,002            25,000                --          30,002          *

Jeffrey J. Heidnik                   648            25,000                --          25,648          *

Marc C. Krantz                     5,000                --                --           5,000          *

All directors and officers as a
group (7 individuals)            649,309           150,000         7,107,573       7,906,882       76.5%

---------

* less than 1%

(1) Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of common stock owned.

(2) Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060.

(3) Includes options to purchase shares that are presently or will become exercisable in 60 days.

(4) Richard M. Osborne is the sole manager of Turkey Vulture Fund XIII, Ltd., an Ohio limited liability company, and may be deemed to be the beneficial owner of all 297,344 shares owned by the Fund.

(5) Includes 5,188,528 Class A limited partnership interests of LSS I Limited Partnership, a Delaware limited partnership, owned by Richard
         M. Osborne that are presently convertible into shares of our common stock on a one-for-one basis, and 1,869,292 Class A limited partnership interests of LSS I Limited Partnership owned by Retirement Management Company, of which Mr. Osborne is the sole shareholder, that are presently convertible into shares of our common stock on a one-for-one basis.

(6) Richard M. Osborne is the sole shareholder of Retirement Management Company and may be deemed to be the beneficial owner of all Retirement Management Company's 1,869,292 Class A limited partnership interests of LSS I Limited Partnership that are presently convertible into shares of our common stock on a one-for-one basis.

(7) Includes 49,753 Class A limited partnership interests of LSS I Limited Partnership owned by Thomas J. Smith that are presently convertible into shares of our common stock on a one-for-one basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Osborne, through Turkey Vulture Fund XIII, Ltd., owns 297,344 shares, or 9.6%, of Liberty's outstanding shares. Mr. Osborne is the sole manager of Turkey Vulture Fund XIII, Ltd. Mr. Osborne and Retirement Management Company, of which he is the sole shareholder, owned 99.3% of the self-storage company acquired by Liberty in December 1999, and Mr. Smith owned the remaining 0.7%. Mr. Osborne, Mr. Smith and Retirement Management Company received 7,107,573 Class A limited partnership interests in Liberty's operating partnership in exchange for their membership interests in the self-storage company. Mr. Osborne, with Retirement Management Company, received 99.3% of the Class A limited partnership interests, or 7,057,820 limited partnership interests. Mr. Osborne, Mr. Smith and Retirement Management Company own 70.1% of the operating partnership, with Liberty owning the remaining 29.9%. The Class A limited partnership interests are redeemable for cash equal to the number of limited partnership interests multiplied by the market price of Liberty's stock or, at the election of Liberty, convertible into common stock on a one-for-one basis. Including the 297,344 shares of common stock currently held by Turkey Vulture Fund, Mr. Osborne would own 7,355,164 shares of the common stock upon conversion, or 72.5% of the common stock outstanding. No such conversion into common stock will be permitted if Liberty determines that such conversion would be likely to disqualify Liberty as a REIT.

         In connection with a proxy solicitation involving Liberty's predecessor, Turkey Vulture Fund XIII, Ltd. incurred expenses of $102,613. Liberty's current Board authorized reimbursement of the expenses because of the benefit Liberty received from the proxy solicitation. The reimbursement of expenses is represented as a related party payable on Liberty's balance sheet because Mr. Osborne has not required payment.

         Mr. Osborne is the sole manager of Liberty Self-Stor II, Ltd., an Ohio limited liability company, which owns and operates a truck rental business. Liberty Self-Stor II, Ltd. makes rental trucks available to the general public, including Liberty's customers, and sells locks, boxes, packing material, propane and related merchandise at Liberty's self-storage facilities. Liberty has entered into a cost sharing arrangement with Liberty Self-Stor II, Ltd. that permits the sharing of personnel and office space at the self-storage facilities. For the year ended December 31, 2002, Liberty owes Liberty Self-Stor II, Ltd. $178,664 associated with these transactions, as well as cash advances between the companies.

         Liberty's cash is primarily held by GLB Bancorp, a publicly-held bank holding company where Mr. Osborne serves as a director and Vice Chairman. At December 31, 2002, Liberty's cash and cash equivalents held by GLB Bancorp were $139,928. Liberty's corporate offices are leased for $4,000 per month from OsAir, Inc., an Ohio company owned by Mr. Osborne. In addition, Mr. Osborne has personally guaranteed many of the mortgages covering Liberty's self-storage facilities to third party lenders.

         GLB Bancorp also leases commercial space at Liberty's Painesville facility. Liberty recognized approximately $32,000 of lease rent revenue from GLB Bancorp for the year ended December 31, 2002.

         Liberty has an unsecured note payable to Mr. Osborne in the amount of $500,000 at December 31, 2002. The note is payable upon demand and bears interest at a variable rate which was 4.25% at December 31, 2002. The outstanding balance was retired in February 2003 with the proceeds from a new long-term borrowing and therefore is classified as long-term at December 31, 2002.

         Liberty has an additional unsecured note payable to Mr. Osborne in the amount of $1,300,000 at December 31, 2002. The note bears interest at 4.25% and requires monthly interest payments of $4,920 with the principal due in full on October 1, 2003.

         Interest expense on these related party notes was $70,422 in 2002.

         Marc C. Krantz, a director and our Secretary, is the managing partner in the law firm of Kohrman Jackson & Krantz P.L.L., which provides legal services to us.

         Unless required by law or our Articles of Incorporation or Bylaws, future related party transactions will be approved solely by our Board of Directors and only if the transactions are:

         - on terms at least as favorable as those that we could obtain from unrelated parties,
         - for bona fide business purposes, and
         - approved by a majority of disinterested and non-employee directors.


                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

         A stockholder intending to present a proposal to be included in our proxy statement for our 2004 annual meeting of stockholders must deliver a proposal, in accordance with the requirements of our Bylaws and Rule 14a-8 under the Exchange Act, to our Secretary at our principal executive office no later than December 31, 2003. Such notice must set forth as to each matter the stockholder proposes to bring before the meeting:

         - a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
         - the name and record address of the stockholder proposing such business,
         - the class and number of shares of our common stock that are beneficially owned by the stockholder, and
         - any material interest of the stockholder in such business.

         A stockholder desiring to nominate a director for election at our 2004 annual meeting of stockholders must deliver a notice, in accordance with the requirements of our Bylaws, to our Secretary at our principal executive office no earlier than March 14, 2004, and no later than April 13, 2004. Such notice must include as to each person whom the stockholder proposes to nominate for election or re-election as a director:

         - the name, age, business address and residence address of the person,
         - the principal occupation or employment of the person,

         - the class and number of shares of our common stock beneficially owned by the person, and
         - any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Exchange Act;

and as to the stockholder giving the notice:

         - the name and record address of the stockholder, and
         - the class and number of shares of our common stock beneficially owned by the stockholder.

         We may require any proposed nominee to furnish additional information reasonably required by us to determine the eligibility of the proposed nominee to serve as our director.


                                  OTHER MATTERS

         Our Board of Directors is not aware of any other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares they represent as the Board of Directors may recommend.

         You are urged to sign and return your Proxy card promptly to make certain your shares will be voted at the annual meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                         By Order of the Board of Directors,


                                         /s/ Marc C. Krantz
                                         -------------------------------------
                                         MARC C. KRANTZ
                                         Secretary

April 25, 2003

[FRONT]

PROXY                        LIBERTY SELF-STOR, INC.                       PROXY

                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 12, 2003
                     1375 EAST NINTH STREET, 20TH FLOOR, ONE
                     CLEVELAND CENTER, CLEVELAND, OHIO 44114
                              10:00 A.M. LOCAL TIME

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas J. Smith and Marc C. Krantz, or either one of them acting singly with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of the Stockholders of Liberty Self-Stor, Inc. to be held on June 12, 2003, at 1375 East Ninth Street, 20th Floor, Cleveland, Ohio 44114, beginning at 10:00 a.m. local time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the April 28, 2003 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of Liberty Self-Stor, Inc.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL
                         NOMINEES AND "FOR" PROPOSAL 2.

1. Re-election of Steven A. Calabrese, Mark D. Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J. Smith as directors.

         FOR  /   /                 WITHHELD  /  /
         FOR, EXCEPT WITHHELD FROM THE FOLLOWING NOMINEE(S): /  /

         -----------------------------------------------------------------------

2. Ratification of Grant Thornton LLP as Liberty's independent auditors for the fiscal year ending December 31, 2003.

         FOR  /   /                 WITHHELD  /  /            ABSTAIN  /  /


       THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND
                                RETURN PROMPTLY.


[BACK]

                                  (Signature should be exactly as name or
                                  names appear on this proxy. If stock is
                                  held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)

                                  Dated:____________________________, 2003

                                  ----------------------------------------
                                  Signature
                                  ----------------------------------------
                                  Signature if held jointly
                                  I plan to attend the meeting:  Yes / /  No / /

THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSAL 2 UNLESS OTHERWISE INDICATED, AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE MEETING.